{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{
}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}
}{============================================================================}{
}{                                                                            }{
}{                       INCORPORATED UNDER THE LAWS OF                       }{
}{                            THE STATE OF DELAWARE                           }{
}{                                                                            }{
}{                                                                            }{
}{       )-------------(                                   )-------------(    }{
}{       |    NUMBER   |                                   |    SHARES   |    }{
}{       |             |                                   |             |    }{
}{       )-------------(                                   )-------------(    }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{                      M o n a c o   G r o u p   I n c .                     }{
}{                                                                            }{
}{                                                                            }{
}{        10,000,000 AUTHORIZED SHARES OF $0.001 PAR VALUE COMMON STOCK       }{
}{                                                                            }{
}{                                                                            }{
}{     This Certifies that                                 is the             }{
}{                        ---------------------------------                   }{
}{                                                                            }{
}{     registered holder of                                Shares             }{
}{                         --------------------------------                   }{
}{                                                                            }{
}{                  Of the Common Stock of Monaco Group Inc.                  }{
}{                                                                            }{
}{     transferable only on the  books of the Corporation by  the  holder     }{
}{     hereof in person or by Attorney upon surrender of this Certificate     }{
}{     properly endorsed.                                                     }{
}{                                                                            }{
}{          In  Witness  Whereof,  the said  Corporation has caused  this     }{
}{     Certificate to be  signed by its duly  authorized officers and its     }{
}{     Corporate Seal to be hereunto affixed.                                 }{
}{                                                                            }{
}{                                                                            }{
}{              this          day               of              A.D. 20       }{
}{                  ----------                    --------------       --     }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{     -----------------------------        -----------------------------     }{
}{                         TREASURER                            PRESIDENT     }{
}{                                                                            }{
}{============================================================================}{
{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{
}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY HIS OR HER ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS AND WARRANTS THAT HE OR SHE IS NOT A U.S. PERSON AND IS ACQUIRING THOSE SECURITIES IN AN OFFSHORE TRANSACTION, (2) AGREES THAT HE OR SHE WILL NOT WITHIN ONE YEAR AFTER THE ORIGINAL ISSUANCE OF THOSE SECURITIES RESELL OR OTHERWISE TRANSFER THOSE SECURITIES EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT PURSUANT TO TIME SECURITIES ACT, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S, OR
(C) PURSUANT TO ANY OTHER EXEMPTION FROM REGISTRATION PURSUANT TO THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT HE OR SHE WILL GIVE TO EACH PERSON TO WHOM THOSE SECURITIES ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THOSE SECURITIES WITHIN ONE YEAR AFTER ORIGINAL ISSUANCE OF THOSE SECURITIES, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S. THOSE SECURITIES MAY NOT BE HEDGED (SOLD IN SHORT SELLING TRANSACTION) EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF THE SECURITIES ACT.


                 For  Value  Received,      hereby  sell,  assign  and  transfer
                                      -----
          unto
              ------------------------------------------------------------------
                                                                          Shares
          ----------------------------------------------------------------
          represented by the within Certificate, and do hereby irrovocably constitute and appoint
                                                                        Attorney
          --------------------------------------------------------------
          to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

                 Dated                  A.D. 20
                      ------------------       --

                      In presence of

                 ---------------------------------------------------------------